Exhibit 99.1

NASDAQ:CLFD Leader in Fiber Optic Management & Connectivity Solutions Fiscal Q4 2017 Earnings Call FieldReport November 9, 2017 NASDAQ : CLFD

NASDAQ:CLFD Important Cautions Regarding Forward - Looking Statements Forward - looking statements contained herein and in the FieldReport are made pursuant to the safe harbor provisions of the Privat e Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “outlook,” or “continue” or c omp arable terminology are intended to identify forward - looking statements. Such forward looking statements include, for example, statements about the Company’s future revenue and operating performance, growth of the FTTx markets, effectiveness of the Company’s sales and marketing strategies and organization, utilization of manufacturing capacity, and the development and marketing of products. These statements are based upon the Com pan y's current expectations and judgments about future developments in the Company's business. Certain important factors could have a materi al impact on the Company's performance, including, without limitation: our success depends upon adequate protection of our patent and intellec tua l property rights and our ability to successfully defend against claims of infringement; our results of operations could be adversely affected now that the stimulus funds of the American Recovery and Reinvestment Act are fully allocated and projections are nearing completion; National Broa dba nd Plan’s transitioning from the USF to the CAF program may cause our customers and prospective customers to delay or reduce purchases; a significant percentage of our sales in the last three fiscal years have been made to a small number of customers, and the loss of these m ajo r customers would adversely affect us; intense competition in our industry may result in price reductions, lower gross profits and loss of mark et share; our results of operations could be adversely affected by economic conditions and the effects of these conditions on our customers’ businesse s; our operating results may fluctuate significantly from quarter to quarter, which may make budgeting for expenses difficult and may negative ly affect the market price of our common stock; to compete effectively, we must continually improve existing products and introduce new products t hat achieve market acceptance; we may face circumstances in the future that will result in impairment charges, including, but not limited to, si gni ficant goodwill impairment charges; we rely on single - source suppliers, which could cause delays, increases in costs or prevent us from completi ng customer orders, all of which could materially harm our business; we face risks associated with expanding our sales outside of the United Stat es; further consolidation among our customers may result in the loss of some customers and may reduce sales during the pendency of business combination s a nd related integration activities; we are dependent on key personnel; product defects or the failure of our products to meet specificati ons could cause us to lose customers and sales or to incur unexpected expenses; and other factors set forth in Part I, Item IA. Risk Factors of Clearfie ld' s Annual Report on Form 10 - K for the year ended September 30, 2016 as well as other filings with the Securities and Exchange Commission. The Company und ertakes no obligation to update these statements to reflect actual events. © Copyright 2017 Clearfield, Inc. All Rights Reserved. 2

NASDAQ:CLFD Welcome 3 Cheri Beranek President & CEO

NASDAQ:CLFD FY 2017 Review: Overall Market Pause Doesn’t Overshadow Success in Key Growth Areas 4 • Wireless and cable TV customers continue to put a pause in capex spending due to technology disruption and less competitive pressures • Revenue for fiscal 2017 outside of the alternative carrier market increased 5% • Tier 1 traction continues to build, with revenue up 131% for the year • Core Tier 3 and international business remain strong and performing as planned FY 2015 FY 2016 FY 2017 $1.9M $2.7M $6.2M Tier 1 Revenue

NASDAQ:CLFD Financial Update 5 Dan Herzog Chief Financial Officer

Quarterly Financial Performance
CLEARFIELD
Revenue
$21.1M
$18.3M
$17.7M
$19.6M
$18.4M
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
+33%
+16%
+4%
-9%
-13%
Year-over-Year Growth Rate

Our revenue in the fourth quarter of fiscal 2017 decreased 13% to $18.4 million from $21.1 million during the same year-ago period. For the full year, revenue decreased 2% to $73.9 million from $75.3 million in fiscal 2016. The decrease for both the quarter and full year was driven primarily by lower sales to our alternative carrier, wireless and cable TV customers. If you remove the impact from our alternative carrier business, our revenue for the full year increased 5%. The decline in sales to our alternative carrier business was offset by an increase in sales to our domestic and international wireline customers, especially in our Tier 1 business.

Looking at our international business, for the full year, international revenue increased 50% to $6.0 million from $4.0 million last year. Although international revenue in fiscal Q4 increased only 6% to $1.5 million, our expectations were considerably higher as these revenues were negatively impacted by some of the natural disasters within the Central America and Latin America markets. That being said, we do see an opportunity for continued growth in this market, especially in Q2, Q3, and Q4 of fiscal 2018, as service providers in this region replace and reconstruct damaged equipment.

Quarterly Financial Performance
Revenue
Gross Profit
$21.1M
$18.3M
$17.7M
$19.6M
$18.4M
Q4-16 Q1-17 Q2-17 Q3-17 Q4-17
+33% +16% +4% -9% -13%
Year-over-Year Growth Rate
$9.6M
$7.2M
$7.4M
$7.9M
$7.7M
Q4-16 Q1-17 Q2-17 Q3-17 Q4-17
45.5% 39.5% 42.2% 40.5% 41.7%
Gross Profit (%)

Gross profit for the fiscal fourth quarter of 2017 decreased 20% to $7.7 million. At 41.7% of total revenue, gross profit percent was at the high end of our gross profit guidance of 40-42%. For the full year, gross profit decreased 8% to $30.3 million, or 40.9% of total revenue.

Looking ahead to fiscal 2018, we are continuing our gross profit guidance of 40-42%. However, we reiterate that this percentage may fluctuate in and around this target from quarter to quarter, due to our continued efforts to penetrate the Tier 1 market, variability in our overall product mix and the timing of our cost-reduction initiatives at our Mexican-based manufacturing facility.

Strategic Investment in Growth
$6.4M
$6.0M
$6.2M
$6.6M
$6.2M
30.5%
32.9%
34.9%
33.7%
33.4%
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Operating Expenses
% of Revenue

Our operating expenses for fiscal Q4 were $6.2 million, which was down 4% from the same year-ago quarter. For the full year, operating expenses were up 13% to $25.0 million. The increase for the year was due in part to additional personnel to support our sales and operational expansion plans, enhancements to our current product line-up, as well as increased spending on our certification programs to position us for further expansion at the Tier 1 level.

The increase in operating expenses for fiscal 2017 included nearly $1 million dollars in expense attributable to costs associated with the patent infringement lawsuit brought by CommScope during the second quarter of fiscal year 2017. Not only are we defending our position that our innovative solutions do not violate any valid patent, but earlier this fall, we instituted proceedings with the United States Patent & Trademark Office for inter partes review to challenge the validity of several of CommScope's claimed patents.

Given that the case is ongoing, we cannot comment any further and will not take questions today specific to the case. We will, however, continue to provide a full description of the suit and any updates on the suit as required by SEC rules in our quarterly reports.

Quarterly Financial Performance
CLEARFIELD
Revenue
Gross Profit
Net Income
$21.1M
$18.3M
$17.7M
$19.6M
$18.4M
Q4-16 Q1-17 Q2-17 Q3-17 Q4-17
+13% +16% +4% -9% -13%
Year-over-Year Growth Rate
$9.6M
$7.2M
$7.4M
$7.9M
$7.7M
Q4-16 Q1-17 Q2-17 Q3-17 Q4-17
45.5% 39.5% 42.2% 40.5% 41.7%
Gross Profit (%)
$2.7M
$0.9M
$0.9M
$0.8M
$1.3M
Q4-16 Q1-17 Q2-17 Q3-17 Q4-17
12.7% 4.8% 5.1% 4.1% 6.8%
Net Margin

Our net income for the fiscal fourth quarter was $1.3 million, or $0.09 per diluted share, compared to $2.7 million, or $0.20 per diluted share, in the same year-ago quarter. For the full year, net income totaled $3.8 million, or $0.28 per diluted share, compared to $8.0 million, or $0.59 per diluted share, in fiscal 2016. Net income was consistent with our net income as a percentage of revenue guidance of 5% for fiscal 2017.

Turning now to our balance sheet…

NASDAQ:CLFD Balance Sheet Supports Growth $ in Millions Sept. 30, 2017 Sept. 30, 2016 Cash & Investments $44.3 $44.2 Total Assets $69.5 $70.6 Stockholders’ Equity $64.5 $62.6 Total Debt $0 $0 Total Capitalization $64.5 $62.6 $22.6 $33.1 $34.3 $44.2 $44.3 2013 2014 2015 2016 2017 Cash & Investment Balances 10

NASDAQ:CLFD Operational Update and Outlook 11 Cheri Beranek President & CEO

NASDAQ:CLFD FY 2017 Revenue Composition & Market Opportunity Based on revenue of $73.9 million for the fiscal year ended September 30, 2017. 14% WIRELESS & CABLE TV 8% INTERNATIONAL 9 % WIRELINE – TIER 1 3% ALTERNATIVE 58% WIRELINE 8% OTHER 12 • Wireless service providers • MSOs • Competitive local exchange carriers • Contract manufacturing • Misc. sales • Caribbean/Latin America and Canada • Core: Tier 3 and muni. • Emerging: Tier 2 • Revenue more than doubling Wireline TAM Tier 2 & 3 wireline – Less than 20 % of the Wireline TAM Illustration not drawn to scale

NASDAQ:CLFD FY 2017 Revenue Composition & Market Opportunity Based on revenue of $73.9 million for the fiscal year ended September 30, 2017. 13 Wireline TAM Cable TAM 14% WIRELESS & CABLE TV 8% INTERNATIONAL 9 % WIRELINE – TIER 1 3% ALTERNATIVE 58% WIRELINE 8% OTHER • Wireless service providers • MSOs • Competitive local exchange carriers • Contract manufacturing • Misc. sales • Caribbean/Latin America and Canada • Core: Tier 3 and muni. • Emerging: Tier 2 • Revenue more than doubling Illustration not drawn to scale Cable Doubles TAM

NASDAQ:CLFD FY 2017 Revenue Composition & Market Opportunity Based on revenue of $73.9 million for the fiscal year ended September 30, 2017. 14 Wireless TAM Wireline TAM Cable TAM 14% WIRELESS & CABLE TV 8% INTERNATIONAL 9 % WIRELINE – TIER 1 3% ALTERNATIVE 58% WIRELINE 8% OTHER • Wireless service providers • MSOs • Competitive local exchange carriers • Contract manufacturing • Misc. sales • Caribbean/Latin America and Canada • Core: Tier 3 and muni. • Emerging: Tier 2 • Revenue more than doubling Illustration not drawn to scale

The Road to Profitably Growing Revenue Faster Than 15%
FIBER MANAGEMENT
FIELDSHIELD
CERTIFICATIONS
NATIONAL CARRIER PRODUCT APPROVALS
CHANNEL DEVELOPMENT
STRATEGIC ALLIANCES
MARKET & PRODUCT LINE ENHANCEMENTS
Phase I (2008-2015)
Rebuild the company
Restore balance sheet and develop profitable and sustainable growth business
Build and expand the value proposition through patented and cost-minimizing solutions
Phase II (2015+)
Expand into Tier 1 market through product approvals and certifications:
Certifications achieved: NEBS (central office panels); GR-326 (SC and LC connectors and cables); GR-487 (Makwa)
Product approvals gained at Verizon, AT&T, CenturyLink, Frontier, Windstream, and Charter
Phase III (2018+)
Secure additional partnerships that will expand "feet on the street"
Dedicate sales resources to align company with industry EF&I firms, along with optical fiber and electronics vendors for referral business opportunities
Expand product suite to add more revenue to existing clients and new markets for existing product technologies

In our previous earnings FieldReport, we introduced Phase I and II of Clearfield's growth trajectory. Phase I revolved around our restructuring of the company, whereas Phase II focuses on aggressive, but disciplined, expansion of our total available market.

Part of our success in this phase begins on our ability to acquire the industry certifications necessary to win business at this level. It gives me great pleasure to report that in late fiscal 2017 we completed the test parameters for Telcordia certifications referred to as GR-326 for SC and LC connectors on all standard cable types. This General Requirements certification is the baseline of our testing platform. Above all, it represents that our terminated solutions – which comprise our entire FieldSmart and parts of our FieldShield product lines -- are now third-party verified to be reliable for deployment in national networks. Beyond GR-326, our testing must also include the certification of the enclosure within which these terminated cable assembles are placed. I am also pleased to report that we have achieved GR-487 for our distributed cabinet called Makwa, which is the industry's only fiber distribution hub designed for below grade deployment. These certifications join our previously announced NEBS compliance for central office panels.

Important also to Phase II is obtaining product approvals at the national carriers. Beyond our success at regional players, to date, we have earned product approvals for parts of our product line at Verizon, AT&T, CenturyLink, Frontier, Windstream, Comcast, and Charter. Although ongoing product approvals will be needed to successfully penetrate the national carrier markets, this has been an important step for us. Every new material code expands our exposure and supplier position with these carriers. With respect to both certifications and product approvals, we expect to realize an initial return on our investment within fiscal 2018, but emphasize that our growth strategy does not stop there.

Phase III, which begins in fiscal 2018, is about continuing to capture the broader market opportunity through channel development, strategic alliances, and market and product line enhancements. We will take a disciplined approach to Phase III investments as we want to ensure that we prudently work to size our company to current as well as future revenue opportunities.

NASDAQ:CLFD Fiscal 2018 Outlook and Guidance • 5% revenue growth: – 1H 2018 to be flat, while 2H 2018 to grow 10% year - over - year – Wireline to continue growing at high single digits – Wireless and cable TV markets to continue to be at a pause – Continued acceleration in the Tier 1 market • 40 - 42% gross profit margins; • Operating expenses consistent with fiscal 2017; and • 5% net income as a percent of revenue. $37.5 $53.4 $58.0 $60.3 $75.3 $73.9 $77.6 2012 2013 2014 2015 2016 2017 2018F Revenue Growth Outlook ($ in Millions) Please note: Outlook and forecast effective only on November 9, 2017. 16

NASDAQ:CLFD Q&A 17 Cheri Beranek President & CEO Dan Herzog Chief Financial Officer

NASDAQ:CLFD Q&A 18 Cheri Beranek President & CEO Dan Herzog Chief Financial Officer

NASDAQ:CLFD Q&A 19 Cheri Beranek President & CEO Dan Herzog Chief Financial Officer

NASDAQ:CLFD Q&A 20 Cheri Beranek President & CEO Dan Herzog Chief Financial Officer

NASDAQ:CLFD 21

NASDAQ:CLFD Thank You 22 Cheri Beranek President & CEO

NASDAQ:CLFD Company Contact: Cheri Beranek CEO & President Clearfield, Inc. IR@clfd.net Investor Relations: Matt Glover or Najim Mostamand, CFA Liolios Group, Inc. (949) 574 - 3860 CLFD@liolios.com 23